SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 11, 2009

Chaolei Marketing and Finance Company
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	000-50214	65-0968839
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

511 NE 94th Street, Building 2, Miami Shores, Florida 33138
 (FORMER ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(305) 759-2444
 (ISSUER TELEPHONE NUMBER)

2416 Lincoln Street, Hollywood, FL 33020
 (FORMER ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Resignation of Officer

Effective July 11, 2009, Mr. Zhou Bin resigned as the Director of our company.  Effective September 1, 2009, Mr. Zhao Qin resigned as the Vice General Manager of our company. Mr. Zhou and Mr. Zhao’s resignations were due to their personal reasons and there were no disagreements between Mr. Zhou, Mr. Zhao and us or any officer or director of the Company.

ITEM 9.01 EXHIBITS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Chaolei Marketing and Finance Company

Date: November 24, 2009	By:	/s/ Luo Fan
Luo Fan
Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, Controller Principal Accounting Officer